UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2011

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File Number)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

2011 Annual Meeting Date

On February 9, 2011, Zalicus issued a press release announcing that it currently plans to hold its 2011 Annual Meeting of Stockholders (the "2011 Annual Meeting") at 8:30 a.m., Eastern Time, on Tuesday, May 24, 2011, at Zalicus's offices in Cambridge, Massachusetts. Stockholders of record as of the close of business on
April 7, 2011, will be entitled to notice of and to vote at the 2011 Annual Meeting. A copy of the press release, dated February 9, 2011, is filed herewith as Exhibit 99.1.

Stockholder Proposal and Nomination Deadline

The 2011 Annual Meeting date represents a change of more than 30 days from the anniversary of Zalicus's 2010 Annual Meeting of Stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Zalicus has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company's proxy materials for the 2011 Annual Meeting. The new deadline for the submission of such stockholder proposals is the close of business on February 19, 2011. Such proposals should be delivered to: Zalicus Inc., 245 First Street, Third Floor, Cambridge, Massachusetts 02142, Attention: Jason F. Cole, Esq., Secretary. Zalicus recommends that such proposals be sent by certified mail, return receipt requested. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in Zalicus's proxy materials, and may be omitted if not in compliance with applicable requirements.

Under Zalicus's current by-laws, proposals of business and nominations for directors other than those to be included in Zalicus's proxy materials following the procedures described in Rule 14a-8 may be made by stockholders if notice is timely given and if the notice contains the information required by Zalicus's by-laws. To be timely, a notice with respect to the 2011 Annual Meeting must be delivered to the Secretary of Zalicus no later than the close of business on February 19, 2011. Such proposals or nominations should be delivered to: Zalicus Inc., 245 First Street, Third Floor, Cambridge, Massachusetts 02142, Attention: Jason F. Cole, Esq., Secretary.

The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description
99.1	Press release of Zalicus Inc. dated February 9, 2011.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President,
General Counsel
Dated: February 9, 2011

Index to Exhibits
Exhibit No.	Description
99.1	Press release of Zalicus Inc. dated February 9, 2011.